Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of MuniHoldings New York Insured Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: October 24, 2003


                                                     /s/ Terry K. Glenn
                                                     ------------------
                                                     Terry K. Glenn,
                                                     President of MuniHoldings
                                                     New York Insured Fund, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MuniHoldings New York Insured Fund, Inc. and will be retained by MuniHoldings New York Insured Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of MuniHoldings New York Insured Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: October 24, 2003


                                        /s/ Donald C. Burke
                                        -------------------
                                        Donald C. Burke,
                                        Chief Financial Officer of
                                        MuniHoldings New York Insured Fund, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MuniHoldings New York Insured Fund, Inc. and will be retained by MuniHoldings New York Insured Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.